May 6, 2014

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Summary Prospectus
and Statutory Prospectus
dated April 1, 2014

The following information supplements and supersedes any contrary information contained in the fund's prospectus:

The fund's board has approved Channing Capital Management, LLC (Channing) as an additional subadviser to the fund, effective May 16, 2014 (the Effective Date).

As of the Effective Date, the fund's assets will be allocated among seven subadvisers – Neuberger Berman Management, LLC (Neuberger), Iridian Asset Management LLC (Iridian), Kayne Anderson Rudnick Investment Management, LLC (Kayne), Lombardia Capital Partners, LLC (Lombardia), Thompson, Siegel & Walmsley LLC (TS&W), Walthausen & Co., LLC (Walthausen) and Channing.  The target percentage of the fund's assets to be allocated over time to the subadvisers is approximately 15% to Neuberger, 10% to Iridian, 10% to Kayne, 20% to Lombardia, 15% to TS&W, 20% to Walthausen and 10% to Channing.  The target percentage of the fund's assets to be allocated to Channing, and any modification to the target percentage of the fund's assets currently allocated to the other subadvisers, will occur over time.  Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.  The percentage of the fund's assets allocated to a subadviser may be adjusted by up to 20% of the fund's assets without the approval of the fund's board.

Channing uses a bottom-up, fundamentally driven investment approach in seeking to identify high-quality companies that represent value opportunities.  These are companies that Channing believes the market has discounted their stock prices based upon short-term, out-of-favor reasons rather than realizing value over time (such candidates typically have a 30% discount with 50% upside potential).  Screening disciplines focus on numerous variables, including cash flow multiples, earnings multiples, return on equity, return on capital and earnings growth rates. Companies of interest have strong management teams and leading market positions or competitive advantages that should drive future earnings and cash flow growth, but which may be currently misunderstood and underfollowed by Wall Street.  Macroeconomic considerations are embedded into Channing's research process, but Channing seeks to identify companies that it expects to perform irrespective of macro events.

****

Channing, 10 South LaSalle Street, Suite 2401, Chicago, Illinois  60633, is an employee-owned Delaware limited liability company founded in 2003.  Wendell E. Mackey, CFA is the lead portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Channing.  Mr. Mackey joined Channing in 2004, and previously worked for Valenzuela Capital Partners, LLC.  As of March 31, 2014, Channing had approximately $1.6 billion in assets under management.